SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2011

HDS INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

10 Dorrance Street Suite 700 Providence, RI 02903 (Address of principal executive offices) (401) 400-0028 (Registrant’s Telephone Number) 345 S. End Avenue #7P New York, NY 10280
(212) 786-1290

__________________________________________

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Conrad C. Lysiak

Attorney at Law

The Law Office of Conrad C. Lysiak, P.S.

601 W. First Avenue, Suite 903

Spokane, Washington  99201

TEL:  (509) 624-1475

FAX: (509) 747-1770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HDS International Corp.

Form 8-K

Current Report

ITEM 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition Agreement

On August 15, 2011, HDS International Corp., Inc., a Nevada corporation, (the “Company”) entered into an Asset Acquisition Agreement (the “Acquisition Agreement”), by and between the Company and Hillwinds Ocean Energy, LLC, a Connecticut limited liability company, (“HOEL”). Pursuant to the terms and conditions of the Acquisition  Agreement, the Company acquired all assets ( the “Assets”) related to that certain license related to the technology owned and controlled by HOEL and in exchange, HOEL received: (a) 7,500,000 newly-issued shares of Class A Preferred Stock, $0.001 par value per share, of the Company, (b) 250,000,000 newly-issued shares of the Company’s common stock, $0.001 par value per share, and (c) a twelve month, ten percent promissory note in the sum of  $325,000, per the terms and conditions of the Acquisition Agreement and as further described herein.

Additionally, pursuant to the Acquisition Agreement, Mr. Mark Simon (“Mr. Simon”) cancelled 440,820,000 shares, representing all of the Company’s common stock currently held and owned by him. As part of the Acquisition Agreement, Mr. Simon has resigned as a Director and from all executive officer positions of the Company and Mr. Tassos D. Recachinas (“Mr. Recachinas”) has been appointed as the President, CEO, CFO, Secretary, Treasurer and Director of the Company.  Upon consummation of the Acquisition Agreement, HOEL became the owner of 250,000,000 shares of the Company’s common stock, representing approximately 72% of the Company’s issued and outstanding common stock, and additionally, HOEL became the owner of 7,500,000 shares of preferred stock of the Company, representing 100% of the Company’s issued and outstanding preferred stock..

 The foregoing description of the Acquisition Agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text thereof.  A copy of the Acquisition Agreement is attached hereto as exhibit 10.1 and is incorporated herein by this reference.

Promissory Note

On August 16, 2011, the Company executed an unsecured promissory note (the "Note") to HOEL. Under the terms of the Note, the Company promises to pay to the order of HOEL, the principal amount of three hundred twenty five thousand dollars ($325,000), with simple interest accruing at an annual rate of ten percent (10%) thereon.  The Note is due on or before August 16, 2012. The Note also contains customary events of default.

The foregoing summary description of the terms of the Note may not contain all information that is of interest to the reader.  For further information regarding the terms and conditions of said Note, reference is made to the Note, which is filed hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Acquisition Agreement is incorporated by reference into this Item 2.01.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION.

The information set forth above in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Note is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Acquisition Agreement is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Acquisition Agreement is incorporated by reference into this Item 5.01.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In connection with the closing of the Acquisition Agreement, Mr. Simon has resigned from all positions with Company, including but not limited to President, CEO, CFO, Treasurer, Secretary and Director and concurrently therewith Mr. Recachinas has been appointed the President, CEO, CFO, Secretary, Treasurer and a Director of the Company.

The biography for Mr. Recachinas is set forth below:

Tassos D. Recachinas

Mr. Recachinas became an officer and director of the Company on August 16, 2011.  Mr. Recachinas is an officer, director and controlling shareholder of Hillwinds Energy Development Corporation (“HEDC”), a privately-held carbon capture, carbon sequestration and algae-for-biofuels technology company.  Following the execution of the Acquisition Agreement, HEDC, through its wholly-owned subsidiary HOEL, became the beneficial owner of a majority of the common stock of the Company, and the owner of all of the preferred stock of the Company, making Mr. Recachinas a controlling shareholder of the Company.   Mr. Recachinas has served as the Managing Member of Sophis Investments LLC (“Sophis”) since June 2008.  Sophis manages a private investment fund and separate client accounts, which invest in event- and value-driven situations across multiple asset classes.  From January 2007 to March 2008, Mr. Recachinas served as an Investment Analyst of Pirate Capital LLC, a multi-billion dollar activist and event-driven hedge fund manager.  From 2005 to 2006,  Mr. Recachinas served as an equity research associate at Raymond James & Associates, where he provided equity research coverage on technology and defense securities for institutional and retail clients.  Mr. Recachinas received a B.S. degree in Mechanical Engineering from The George Washington University, gradating Summa Cum Laude, and also studied engineering and economics at Oxford University in England.  Mr. Recachinas previously served as a member of the Board of Directors of The Allied Defense Group, a multinational defense and security company.  Based on the foregoing, the Company determined that Mr. Recachinas was duly qualified to serve as the sole member of the Company’s board of directors.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 15, 2011, the Company filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Nevada Secretary of State. As a result of the Amendment, the Company increased the authorized number of shares of common stock to two billion (2,000,000,000), par value $0.001 per share. A copy of the Amendment is filed herewith as Exhibit 3.1.

ITEM 8.01

OTHER ITEMS

a.)

CHANGE OF ADDRESS

The new address for the Company is 10 Dorrance Street, Suite 700, Providence, RI  02903 and the new phone number is (401) 400-0028.

ITEM 9.01

Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

Description of Exhibit

3.1

Amended and Restated Articles of Incorporation dated August 15, 2011.

10.1

Asset Acquisition Agreement between HDS International Corp and HOEL dated August 15, 2011.

10.2

Promissory Note between HDS International Corp and HOEL dated August 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

August 17, 2011

HDS International Corp.

By:  /s/ Tassos D. Recachinas

Name: Tassos D. Recachinas

Title:   President